UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2013

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Compensatory Arrangements of Certain Officers

On December 4, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved an increase to the annual base salary rate for Edward M. Krell, the Company’s Chief Executive Officer, and the annual base salary rates and target bonus percentages for each of Christopher F. Daniel, the Company’s President, Judd P. Tirnauer, the Company’s Executive Vice President & Chief Financial Officer, and Ronald J. Masciantonio, the Company’s Executive Vice President & Chief Administrative Officer. The Compensation Committee also approved, effective October 1, 2013, a monthly automobile expense reimbursement for each of Mr. Daniel, Mr. Tirnauer and Mr. Masciantonio of up to $1,000 per month. These changes were approved after the Committee consulted with Hay Group, Inc., the Committee’s independent compensation consultant.

The following table sets forth the annual base salary rates for each executive prior to the Committee’s action and the new rates effective December 1, 2013:

Executive	Current Title	Prior Annual Base Salary Rate	New Annual Base Salary Rate

Edward M. Krell	Chief Executive Officer	$750,000	$800,000

Christopher F, Daniel	President	$525,000	$535,000

Judd P. Tirnauer	Executive Vice President & Chief Financial Officer	$385,000	$405,000

Ronald J. Masciantonio	Executive Vice President & Chief Administrative Officer	$360,000	$390,000

The target bonus percentage for cash bonuses for each of Mr. Daniel, Mr. Tirnauer and Mr. Masciantonio was increased, effective for fiscal year 2014 and thereafter, from fifty percent (50%) of base salary actually earned to sixty percent (60%) of base salary actually earned.

The text of the Amendments to each of Mr. Daniel’s, Mr. Tirnauer’s and Mr. Masciantonio’s employment agreements reflecting the change in target bonus percentage and the automobile expense reimbursement are attached here as Exhibits 10.1, 10.2 and 10.3, respectively, and each is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Amendment dated December 7, 2013 to the Employment Agreement between the Company and Christopher F. Daniel.

10.2	Letter Amendment dated December 7, 2013 to the Employment Agreement between the Company and Judd P. Tirnauer.

10.3	Letter Amendment dated December 7, 2013 to the Employment Agreement between the Company and Ronald J. Masciantonio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 10, 2013	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Amendment dated December 7, 2013 to the Employment Agreement between the Company and Christopher F. Daniel.

10.2	Letter Amendment dated December 7, 2013 to the Employment Agreement between the Company and Judd P. Tirnauer.

10.3	Letter Amendment dated December 7, 2013 to the Employment Agreement between the Company and Ronald J. Masciantonio.